UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2011
MGM RESORTS INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South,
Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
In connection with the proposed listing (the “IPO”) of the shares of MGM China Holdings Limited (“MGM China”), MGM China has on May 6, 2011 (Hong Kong time) submitted a Web Proof Information Pack (“WPIP”) to The Stock Exchange of Hong Kong Limited (the “HKSE”) for publication on the HKSE’s website. It is expected that the WPIP will be available for viewing and downloading from the HKSE’s website on or about May 9, 2011 (Hong Kong time). No website or website contents mentioned herein form part of this Current Report on Form 8-K. The full WPIP is attached herewith as Exhibit 99. MGM China is a newly formed listing vehicle that will become the owner of MGM Grand Paradise, S.A. (“MGM Grand Paradise”), the Macau-incorporated company that owns the MGM Macau resort and casino and the relating gaming subconcession, upon completion of the group reorganization.
The posting of the WPIP is for the purpose of providing information to the public in Hong Kong and is prepared in accordance with the Rules Governing the Listing of Securities on the HKSE (the “Hong Kong Listing Rules”). The WPIP is in draft form and the information contained in the WPIP is incomplete and subject to change, which changes may be material.
The WPIP contains, among other things, certain information about MGM China’s business. Such information includes information relating to MGM China’s operations, risk factors and property valuation, audited and unaudited financial statements, prospective financial information for the six-month period ending June 30, 2011, including forecasts of adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) and profit attributable to the owners of MGM China for the six-month period endeing June 30, 2011 (collectively, the “Profit Forecast”), and management’s discussion and analysis of financial condition and results of operations for the three years ended December 31, 2011. The audited and unaudited financial information and the Profit Forecast contained in the WPIP is presented in Hong Kong dollars and has been prepared in accordance with International Financial Reporting Standards (“IFRS”) in accordance with the Hong Kong Listing Rules. IFRS differs in material respects from U.S. GAAP. The WPIP does not include a discussion of the differences between IFRS and U.S. GAAP and does not contain a reconciliation of the IFRS-based financial information to U.S. GAAP. The unaudited financial information reported in the WPIP includes adjusted EBITDA for MGM China, which is based on the underlying IFRS unaudited financial information of MGM Grand Paradise and differs from U.S. GAAP-based financial information reported by MGM Resorts International. The Profit Forecast for MGM China is based on the unaudited consolidated results for the three months ended March 31, 2011 and a forecast of the consolidated results for the remaining three months ending June 30, 2011.
MGM China does not intend to update the Profit Forecast or to publish similar profit forecasts in the future. Deloitte Touche Tohmatsu, Certified Public Accountants, Hong Kong, the independent accountants for MGM China, does not express an opinion or other form of assurance on such information or its achievability. Deloitte Touche Tohmatsu assumes no responsibility for, and denies any association with, the Profit Forecast. The Deloitte Touche Tohmatsu report included in the WPIP refers exclusively to MGM Grand Paradise’s historical financial information as indicated in the report, and does not extend to the unaudited financial information and the Profit Forecast. Furthermore, the audited and unaudited financial information and the Profit Forecast included in the WPIP were not prepared with a view to compliance with published guidelines of the U.S. Securities and Exchange Commission (the “SEC”) and the American Institute of Certified Public Accountants (the “AICPA”), for the preparation and presentation of prospective financial information. Accordingly, this information does not include presentations and disclosure of all information required by the AICPA guidelines on prospective financial information. This information is necessarily based upon a number of assumptions and estimates that, while considered reasonable by MGM China based on information known by its management at the time the WPIP was posted, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of MGM China, and upon assumptions with respect to future business decisions that are subject to change, including the principal bases and assumptions set forth in the WPIP. Accordingly, there can be no assurance that these results will be realized.
The WPIP contains forward-looking statements including, but not limited to, strategies regarding MGM China’s business and development activities, capital structure following completion of its ongoing corporate reorganizations, other capital spending, financing sources, the effects of regulation (including gaming and tax regulations) and expectations concerning future operations, margins, profitability and competition. Such forward-looking statements are, by their nature, subject to significant risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in the WPIP. The risks and uncertainties include, but are not limited to, competition in the casino/hotel and resort industries, general domestic and international economic conditions and other risk factors described in the WPIP including those set forth under the heading “Forward-Looking Statements.” The forward-looking statements contained in the WPIP reflect management’s current view with respect to possible future events and, subject to the requirements of applicable laws, rules and regulations, MGM China and MGM Resorts International do not have any obligation and do not intend to update or otherwise revise the forward-looking statements in the WPIP, whether as a result of new information, future events or otherwise except as required by law.
The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

No.	Description
Exhibit 99	Web Proof Information Pack, dated as of May 9, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: May 9, 2011	By:	/s/ John M. McManus
John M. McManus
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

No.	Description
Exhibit 99	Web Proof Information Pack, dated as of May 9, 2011